Vestaur Securities, Inc.
Annual Report To Stockholders
November 30, 1996

BOARD OF DIRECTORS
Mark E. Stalnecker
Dr. Donald C. Carroll
Paul B. Fay, Jr.
Robert F. Gurnee
John C. Jansing
James S. Morgan
Philip R. Reynolds
Marciarose Shestack

ADVISOR
CoreStates
CoreStates
Investment Advisers


OFFICERS
Mark E. Stalnecker, Chairman
Dung Vukhac, President
Michael F. Melloy, Vice President
Karen G. Bater, Assistant Vice President
Robert J. Di Domenico, Treasurer and Secretary


VESTAUR SECURITIES, INC.
Centre Square West - Upper Mezz
P.O. Box 7558
Philadelphia, PA 19101-7558
(215) 567-3969

The bond market rallied in price during the second half of 1996, as the Federal Reserve left monetary policy unchanged at its September and December meetings. Recent economic data continues to show moderate growth in a low inflation environment. There is reason to believe that Fed policy will remain stable with the next Federal Reserve meeting scheduled for February 1997.
The results of the November election that maintain the Republican majority in Congress are positive for the bond market as optimism has increased for a possible agreement on some form of a balanced budget amendment. The bond market has also benefited from a strong dollar that encourages foreign purchases of U.S. securities.
Corporate bonds continue to provide a spread or incremental yield pick-up over comparable maturity U.S. Treasury bonds. Although this differential has narrowed, it is apparent that corporate bonds have value in the current market. We continue to emphasize credit research in our bond selection process.Vestaur holdings are larger companies with bonds that are active marketable issues.
The portfolio is diversified by industry and a maximum holding of no more than 5% of total fund assets in any one company. Many other bond funds have increased their holdings of lower or unrated bonds. While this has generated higher returns over the past year, Vestaur remains more conservatively invested in higher rated credits to ensure safety of principal while meeting the primary objective of the fund which is the attainment of a high level of current income through investments in a diversified portfolio of marketable securities.
Net assets of Vestaur were $97,907,078 on November 30, 1996 compared to $100,938,285 on November 30, 1995. Net assets per share were $14.72 and $15.17 respectively, for November 30, 1996 and 1995.
At the December 11, 1996 Directors meeting, Vestaur Securities, Inc. declared a distribution which is payable January 16, 1997 to stockholders of record December 31, 1996. The total amount of this distribution is 27.3 cents per share, which consists of 27 cents per share for the regular quarterly income dividend and 0.3 cents per share for the year-end extra income dividend.
Our economic outlook is that 1997 will strongly resemble 1996. Moderate economic growth and low inflation should continue. This is an environment that would be favorable to the bond market. The risk in the market is that accelerated growth could trigger inflation with rising interest rates.
Your management and directors extend best wishes for a happy and prosperous
New Year.
Sincerely,

Mark E. Stalnecker
Chairman of the Board
December 24, 1996


AUTOMATIC DIVIDEND INVESTMENT PLAN
Any registered Stockholder of Vestaur Securities, Inc. may participate in the Automatic Dividend Investment Plan (the 'Plan'), with the exception of brokers and nominees of banks and other financial institutions. If you are a beneficial owner, whose shares are registered in the name of another (e.g., in a broker's 'street name') and desires to participate in the Plan you must become a registered holder by having the shares transferred to your name.
To participate in the Plan, you must complete and forward an enrollment authorization form to the Plan agent. This form authorizes the Plan agent to receive your dividends and other distributions from the Company in additional shares of common stock. The additional shares will be issued by the Company, if the net asset value per share is equal to or lower than the market price of the Company's common stock plus brokerage commissions. The newly issued shares will be valued in accordance with the Plan. If the net asset value per share is higher than the market price of the Company's common stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged against the amounts invested.
Shares will be held by First Chicago Trust Company of New York, the Plan agent. You will receive a statement each time shares are distributed by the Company or purchased for you.
There is no direct charge for Plan participation. The administrative costs of the Plan are paid out of the investment advisory fees received from the Company by its investment adviser, CoreStates Investment Advisers, Inc.
If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.
You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.
For additional information on the Plan, please write First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, NJ 07303-2500 or call 1-201-324-0313.


Statements of Assets And Liabilities
                                                                    November 30
                                                              1996               1995
ASSETS
 Investments
  Bonds and long-term notes at value (identified cost
   $93,590,538 in 1996 and $93,020,835 in 1995)              $95,963,644      $97,871,801
  Short-term notes at cost plus accrued interest
   (approximates market)                                         119,965        1,192,660
    Total Investments                                         96,083,609       99,064,461
 Cash                                                              4,070            1,960
 Interest receivable                                           1,893,891        1,957,931
 Other receivable                                                  1,348            1,361
    Total Assets                                              97,982,918      101,025,713
LIABILITIES
 Accounts payable and accrued expenses                            75,840           87,428
    Total Liabilities                                             75,840           87,428
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                  $97,907,078     $100,938,285
NET ASSETS ARE REPRESENTED BY
 Common Stock, par value $.01 per share
 Authorized 10,000,000 shares
 Issued and outstanding shares 6,651,676
  in 1996 and in 1995                                            66,517           66,517
 Capital in excess of par value                              94,381,064       94,379,397
 Undistributed net investment income                          1,244,785        1,308,738
 Undistributed/accumulated net realized (loss) gain
  on investments                                              (158,394)         332,667
 Unrealized net appreciation on investments                   2,373,106        4,850,966
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                 $97,907,078     $100,938,285
NET ASSET VALUE PER SHARE                                        $14.72          $15.17

See notes to financial statements





INVESTMENTS % NOVEMBER 30, 1996
BONDS AND LONG-TERM NOTES
PRINCIPAL
AMOUNT                                                                    VALUE
             INDUSTRIAL AND CONGLOMERATE - 47.4%
$1,000,000   Air Products & Chemical Deb. 8 7/8% 8/1/01                   $1,103,990
 1,000,000   Baxter International Inc. 8.875% 6/15/18                      1,065,040
   473,000   Becton Dickinson & Co. S.F. Deb. Reg. 9 1/4% 6/1/16             495,380
 2,000,000   Burlington Northern, Inc. 7.5% 7/15/23                        1,958,740
 1,135,000   Chrysler Corp. 10.40% 8/1/99                                  1,180,400
 4,500,000   Crown Cork & Seal, Inc. 8% 4/15/23                            4,632,300
 2,000,000   Diamond Shamrock, Inc. 8% 4/1/23                              2,024,230
 4,000,000   General Motors Corp. Deb. Reg. 8 1/8% 4/15/16                 4,090,560
 4,400,000   Georgia Pacific Corp. 8 1/8% 6/15/23                          4,467,100
 2,000,000   Lockheed Martin Corp. 7.875% 3/15/23                          2,077,560
 3,000,000   Northrop Grumman 9.375% 10/15/24                              3,414,285
 1,500,000   Occidental Pete Mtn 10.41% 7/2/97                             1,539,323
 3,000,000   Ralston Purina Company 9.30% 5/1/21                           3,533,010
 1,000,000   Revlon Cons. 9.375% 4/1/01                                    1,021,250
 1,000,000   Revlon Cons. 10.5% 4/1/01                                     1,046,720
 4,200,000   Time Warner, Inc. 9 1/8% 1/15/13                              4,650,954
 2,000,000   Union Pacific Corp. 8.625% 5/15/22                            2,159,680
 2,000,000   United Air Lines, Inc. 9.75% 8/15/21                          2,421,990
 3,000,000   USX Marathon Group 9.375% 2/15/12                             3,495,255
43,208,000                                                                46,377,767

             PUBLIC UTILITIES - 11.1%
 3,250,000   Illinois Power Company 8% 2/15/23                             3,332,875
 4,110,000   Tennessee Valley Authority 8.25% 9/15/34                      4,282,969
 1,000,000   Texas Utilities Electric Co. 8.5% 8/1/24                      1,059,565
 2,000,000   Texas Utilities Electric Co. 8.75% 11/1/23                    2,180,710
10,360,000                                                                10,856,119

             Broadcasting & Media - 12.7%
 2,000,000   Comcast Corp. 9.125% 10/15/06                                 2,027,500
 1,960,000   Comcast Corp. 10.25% 10/15/01                                 2,050,650
 2,500,000   Rogers Cable Systems 9.625% 10/15/01                          2,584,375
 3,500,000   Tele Communications 8.75% 2/15/23                             3,295,145
 1,500,000   Viacom Inc. 7.625% 1/15/16                                    1,397,258
 1,000,000   Viacom Inc. 10.25% 9/15/01                                    1,072,865
12,460,000                                                                12,427,793

             FINANCIAL AND INSURANCE - 10.4%
 1,000,000   ASCO Corp. NA 8.7% 1/1/97                                     1,002,295
 1,500,000   ASCO Corp. NA 9.7% 5/1/97                                     1,523,400
 2,700,000   Chrysler Financial Corp. 9.5% 12/15/99                        2,942,838
 1,000,000   CIGNA Corp. 8.30% 1/15/23                                     1,085,825
 3,450,000   Ford Motor Credit Co. 9.25% 6/15/98                           3,613,616
 9,650,000                                                                10,167,974

             CANADIAN PROVINCIAL AND MUNICIPAL - 2.5%
 2,255,000   Ontario Prov CDA Deb 15.75% 3/15/12 (U.S. Pay)                2,457,048
 2,255,000                                                                 2,457,048

             U.S. GOVERNMENT AGENCIES - 13.9%
   442,911   GNMA 8% 3/15/22 Pool #318816                                    455,921
 1,330,468   GNMA 8% 8/15/24 Pool # 392478X                                1,369,550
   984,941   GNMA 8.% 8/15/24 Pool #394649X                                1,013,874
   966,069   GNMA 8% 7/15/26 Pool #417574X                                   994,447
 1,994,109   GNMA 8% 6/15/26 Pool #419616X                                 2,052,686
 1,535,602   GNMA 8.5% 10/15/24 #419616X                                   1,602,065
 1,108,922   GNMA 8.5% 9/15/24 Pool #385902X                               1,156,917
   998,072   GNMA 8.5% 2/15/25 Pool #386672X                               1,041,270
   348,295   GNMA 9% 12/15/19 Pool #198566                                   369,084
   717,875   GNMA 9% 1/15/20 Pool #202923                                    760,723
   364,582   GNMA 9% 12/15/19 Pool #267601                                   386,343
   172,536   GNMA 9% 1/15/21 Pool #291873                                    182,835
   177,722   GNMA 9% 3/15/21 Pool #299269                                    188,330
    90,559   GNMA 9.5% 5/15/19 Pool #271455                                   98,144
   645,117   GNMA 9.5% 9/15/19 Pool #274141                                  699,145
    86,197   GNMA 9.5% 6/15/20 Pool #290655                                   93,416
   317,052   GNMA 10% 1/15/19 Pool #266987                                   349,996
   363,881   GNMA 10% 3/15/20 Pool #285190                                   401,690
   183,438   GNMA 10% 4/15/20 Pool #285618                                   202,498
   150,593   GNMA 10.5% 4/15/19 Pool #262170                                 168,546
    60,673   GNMA 10.5% 5/15/19 Pool #274947                                  67,907
 3,039,614                                                                13,655,387

             RESIDENTIAL SECURITIES - 0.1%
             Residential Mortgages (first and second), Participation,
             8 3/8% Average
    22,624   Yield, 2 Year Average Maturity, Acquired 12/29/77                21,556
    22,624	                                                              21,556
$90,995,238
             Total BONDS AND LONG-TERM NOTES - 98.1%                      95,963,644
             SHORT-TERM NOTES
   120,000   American Express 5.18% 12/2/96                                  119,965
   120,000   TOTAL SHORT-TERM NOTES - 0.1%                                   119,965
$91,115,238               TOTAL INVESTMENTS - 98.2%                       96,083,609
                          OTHER ASSETS LESS LIABILITIES - 1.8%             1,823,469
                          NET ASSETS - 100.0%                            $97,907,078

Statements of Operation
                                                             Year Ended November 30
                                                              1996             1995
INVESTMENT INCOME
 Interest Income                                           $8,103,569       $8,179,586
EXPENSES
 Advisory                                                     685,368          681,471
 Legal and auditing                                            51,649           57,768
 Custodian                                                     23,546           22,846
 Directors                                                     54,950           54,300
 Taxes, other than income                                      29,000           29,710
 Other                                                         72,681           73,655
    Total Expenses                                            917,194          919,750
NET INVESTMENT INCOME                                       7,186,375        7,259,836
REALIZED AND UNREALIZED (LOSS) gain ON INVESTMENTS
 Realized (loss) gain from sales of bonds and
    long-term notes
  Proceeds from sales                                      49,352,682       38,173,584
  Cost of investments sold                                 49,509,493       37,835,441
 Net realized (loss) gain on investments (on average cost
  basis of $(166,248) in 1996 and $387,866 in 1995)          (156,811)         338,143
 Unrealized appreciation (depreciation) on investments
   Beginning of year                                        4,850,966       (5,679,070)
   End of year                                              2,373,106        4,850,966
  Unrealized (loss) gain on investments                    (2,477,860)      10,530,036
  Net realized and unrealized (loss) gain on investments   (2,634,671)      10,868,179
NET INCREASE IN ASSETS
  RESULTING FROM OPERATIONS                                $4,551,704      $18,128,015

See notes to financial statements


Statements of Changes in Net Assets
                                                             Year Ended November 30
                                                              1996             1995
OPERATIONS
 Net investment income                                     $7,186,375       $7,259,836
 Net realized (loss) gain on investments                     (156,811)         338,133
 Unrealized (loss) gain on investments                     (2,477,860)      10,530,036
 Net increase in assets resulting
  from operations                                           4,551,704       18,128,015

 Dividends from net investment income                      (7,186,375)      (7,183,812)
 Dividends in excess of net investment Income.                (63,953)               0
 Dividends from net realized gain                                   0         (338,143)
 Dividends in excess of net realized gain                     (332,583)         (1,092)

(DECREASE) INCREASE IN NET ASSETS                           (3,031,207)     10,604,968

NET ASSETS
 Beginning of year,                                        100,938,285      90,333,317
 End of year (including undistributed net
  investment income of $1,244,785 at 11/30/96
  and $1,308,738 at 11/30/95)                              $97,907,078    $100,938,285




FINANCIAL HIGHLIGHTS - The following table includes selected data for each share of common stock outstanding throughout each year and other performance information derived from the financial statements and market price data.

                                                        Year Ended November 30
Per Share Operating Performance          1996       1995       1994      1993       1992
Net asset value, beginning of year      $15.17     $13.58     $15.64    $14.93      $14.78
Net investment income                     1.08       1.09       1.09      1.14        1.17
Net realized and unrealized (loss)
	gain on investments              (0.39)      1.63      (1.90)     0.72        0.15
Total from investment operations          0.69       2.72      (0.81)     1.86        1.32
Dividends from net investment income     (1.08)     (1.08)     (1.09)    (1.14)      (1.17)
Dividends in excess of
	net investment income            (0.01)         0      (0.01)    (0.01)          0
Dividends from net realized gain             0      (0.05)     (0.05)        0           0
Dividends in excess of net realized gain (0.05)         0      (0.10)        0           0
Total dividends                          (1.14)     (1.13)     (1.25)    (1.15)      (1.17)
Net asset value, end of year	        $14.72     $15.17     $13.58    $15.64      $14.93
Market value, end of year               $13.50     $13.625    $12.375   $15.50      $14.125
Total Investment Return
 Based on market value        (a)        7.69%     19.76%    -12.91%     18.25%     5.32%
 Based on net asset value     (b)        4.91%     20.93%     -5.39%     12.86%     9.23%
Ratios and Supplemental Data
Net assets, end of year
 (in thousands)                         $97,907    $100,938   $90,333	$103,345    $97,698
Ratio of operating expenses
 to average net assets                    0.9%       0.9%       0.9%      0.9%       0.9%
Ratio of net investment income
 to average net assets                    7.4%       7.6%       7.6%      7.4%       7.9%
Portfolio turnover                       47.4%      39.2%      24.6%     42.0%      40.6%
Number of shares outstanding at year-
 end (in thousands)                      6,652      6,652      6,652     6,607      6,542


 (a)	The market value total investment return is based on the current market value of a purchase on the first day and of a sale on the last day of each year, assuming the reinvestment of dividends and other distributions at prices obtained by the Company's dividend reinvestment plan.
 (b)	The net asset value total investment return is computed on a similar basis except the dividends and other distributions are reinvested at the ex-dividend date net asset value. These percentages are not an indication of the performance of a shareholder's investment in the Company based on market value due to differences between the market price and the net asset value of the Company during each year.
See notes to financial statements






NOTES TO FINANCIAL STATEMENTS
Years ended November 30, 1996 and 1995.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
   Vestaur Securities, Inc. (the 'Company') is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The following is a summary of significant accounting policies:

  (a)  Security valuation -
    Investments in bonds and long-term notes are stated at value based on bid prices obtained from dealers regularly making a market in such investments. Restricted securities are valued in good faith by the Board of Directors.

  (b)  Federal income taxes -
    No provision is made for taxes on income since the Company's policy is to distribute all taxable net investment income and qualify as a 'regulated investment company' under the Internal Revenue Code.

  (c)  Securities transactions -
    In accordance with industry practice, security transactions are accounted for on the date securities are purchased or sold.

  (d)  Interest income -
    Premiums and other discounts on investments are not amortized because the Company does not generally plan to hold such securities until maturity.

  (e)  Distributions to Stockholders -
Dividends to stockholders are recorded on the ex-dividend date. Stockholders have the option of receiving their dividends in cash or in the Company's common stock in accordance with the Company's Automatic Dividend Investment Plan. For those dividends paid in common stock, the Company attempts to repurchase enough common stock in the market to satisfy its dividend needs. If the market price of the common stock plus brokerage commission equals or exceeds the net asset value or sufficient common stock cannot be repurchased in the market, the Company will issue new shares and record the common stock at the greater of:
(A) the per share net asset value, or (B) 95% of the market price per share as of the close of business on the last trading day of the month preceding the month in which the dividend or other distribution is paid. For the years ended November 30, 1996 and 1995, no shares were issued.


NOTE 2 - INVESTMENT ADVISORY AGREEMENT
  Investment advisory fees are payable at an annual rate of 1/2% of the average net asset value of the Company plus 2 1/2% of the net amount of interest and dividend income after deducting interest on borrowed funds. The fees are payable monthly to the Advisor, CoreStates Investment Advisers, Inc. The Advisor manages the Company's portfolio and also maintains its accounts and records, prepares its tax returns and other returns and reports, and performs all other functions necessary for the maintenance of its corporate existence and its relations with its stockholders. Several officers of the Company are also officers of the Advisor and no officer receives compensation from the Company.

NOTE 3 - INVESTMENT TRANSACTIONS
  Purchases and sales of securities other than U.S. Government obligations and agencies, corporate short-term notes and certificates of deposit aggregated $42,518,599 and $37,587,346, respectively, during the year ended
November 30, 1996 and $21,982,989 and $32,375,524, respectively, during the year ended November 30, 1995.
  Purchases and sales of U.S. Government obligations and agencies were $7,567,768 and $11,922,148, respectively, during the year ended
November 30, 1996 and $14,651,220 and $5,459,917, respectively, during the year ended November 30, 1995.

NOTE 4 - DISTRIBUTION TO STOCKHOLDERS
  On December 11, 1996 a dividend distribution of 27 cents per share plus a year-end extra dividend of 0.3 cents per share, aggregating $1,815,908, was declared from 1996 net investment income. The dividend will be paid on January 16, 1997 to stockholders of record December 31, 1996.

NOTE 5 - FEDERAL INCOME TAXES
  On November 30, 1996, the Company had a capital loss carryforward of $157,000, available to reduce the taxability of future net captial gains expiring as of November 30, 2004.


Independent Auditors' report
The Stockholders and Board of Directors
Vestaur Securities, Inc.
Philadelphia, Pennsylvania

We have audited the accompanying statements of assets and liabilities of Vestaur Securities, Inc. (the 'Company') as of November 30, 1996 and 1995, including the schedule of investments as of November 30, 1996, and the related statements of operations and changes in net assets for the years ended November 30, 1996 and 1995, and the financial highlights for each of the five years in the period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1996 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Vestaur Securities, Inc. as of November 30, 1996 and 1995, and the results of its operations and changes in its net assets for the years then ended, and the financial highlights for each of the five years in the period ended
November 30, 1996 in conformity with generally accepted accounting principles.

(Deloite & Touche)

Philadelphia, Pennsylvania
December 20, 1996







Custodian
CoreStates Bank, N.A.
Philadelphia, PA 19101

Transfer Agent, Dividend
Disbursing Agent & Registrar
First Chicago Trust Company
of New York
P.O. BOX 2500
Jersey City, NJ 07303-2500

Shareholder Relations
First Chicago Trust Company
of New York
P.O. BOX 2500
Jersey City, NJ 07303-2500
(201) 324-0313

Common Stock listed on New York
Stock Exchange, Symbol VES.